Schedule A

Hyatt Hotels Corporation

The name, business address, title, present principal occupation or employment and citizenship of each of the directors and executive officers of Hyatt are set forth below. If no business address is given, the director’s or executive officer’s business address is 150 North Riverside Plaza, Chicago, Illinois 60606.

Directors

Name	Present Principal Occupation or Employment and Name and Principal Address of Corporation for Which Employment is Conducted	Citizenship
Thomas J. Pritzker	Executive Chairman of the Board, Hyatt Hotels Corporation and Executive Chairman, The Pritzker Organization, LLC	U.S.A.
Mark S. Hoplamazian	President, Chief Executive Officer and Director, Hyatt Hotels Corporation	U.S.A.
Paul D. Ballew	Chief Data and Analytics Officer of National Football League	U.S.A.
Alessandro Bogliolo	Chairman of the Board, Audemars Piguet	U.S.A.
Susan Kronick	Director	U.S.A.
Cary D. McMillan	Director	U.S.A.
Heidi O’Neill	President of Consumer, Product and Brand, Nike, Inc.	U.S.A.
Jason Pritzker	Managing Director and Vice Chairman, The Pritzker Organization, L.L.C.	U.S.A.
Michael A. Rocca	Director	U.S.A.
Dion Camp Sanders	Chief Emerging Business Officer, Peloton Interactive, Inc.	U.S.A.
Richard C. Tuttle	Founding Principal, Prospect Partners, LLC	U.S.A.
James H. Wooten, Jr.	Director	U.S.A.

Executive Officers

Name	Present Principal Occupation or Employment and Name and Principal Address of Corporation for Which Employment is Conducted	Citizenship
Thomas J. Pritzker	Executive Chairman of the Board, Hyatt Hotels Corporation and Executive Chairman, The Pritzker Organization, LLC	U.S.A.
Mark S. Hoplamazian	President, Chief Executive Officer and Director, Hyatt Hotels Corporation	U.S.A.
Javier Aguila	Executive Vice President, Group President – EAME, Hyatt Hotels Corporation	Spain
Joan Bottarini	Executive Vice President, Chief Financial Officer, Hyatt Hotels Corporation	U.S.A.
James K. Chu	Executive Vice President, Chief Growth Officer, Hyatt Hotels Corporation	U.S.A.
Margaret C. Egan	Executive Vice President, General Counsel and Secretary, Hyatt Hotels Corporation	U.S.A.
Amar Lalvani	Executive Vice President, President & Creative Director, Lifestyle, Hyatt Hotels Corporation	U.S.A.
Malaika L. Myers	Executive Vice President, Chief Human Resources Officer, Hyatt Hotels Corporation	U.S.A.
Peter J. Sears	Executive Vice President, Group President – Americas, Hyatt Hotels Corporation	U.S.A.
David Udell	Executive Vice President, Group President – ASPAC, Hyatt Hotels Corporation	U.S.A.
Mark R. Vondrasek	Executive Vice President, Chief Commercial Officer, Hyatt Hotels Corporation	U.S.A.

AIC Holding Co.

The name, business address, title, present principal occupation or employment and citizenship of each of the directors and executive officers of AIC are set forth below. If no business address is given, the director’s or executive officer’s business address is 150 North Riverside Plaza, Chicago, Illinois 60606.

Directors

Name	Present Principal Occupation or Employment and Name and Principal Address of Corporation for Which Employment is Conducted	Citizenship
Thomas J. Pritzker	Executive Chairman of the Board, Hyatt Hotels Corporation and Executive Chairman, The Pritzker Organization, LLC	U.S.A.
Mark S. Hoplamazian	President, Chief Executive Officer and Director, Hyatt Hotels Corporation	U.S.A.

Executive Officers

Name	Present Principal Occupation or Employment and Name and Principal Address of Corporation for Which Employment is Conducted	Citizenship
Thomas J. Pritzker	Executive Chairman of the Board, Hyatt Hotels Corporation and Executive Chairman, The Pritzker Organization, LLC	U.S.A.
Mark S. Hoplamazian	President, Chief Executive Officer and Director, Hyatt Hotels Corporation	U.S.A.
Joan L. Bottarini	Executive Vice President, Chief Financial Officer, Hyatt Hotels Corporation	U.S.A.
Margaret C. Egan	Executive Vice President, General Counsel and Secretary, Hyatt Hotels Corporation	U.S.A.

Hyatt International Corporation

The name, business address, title, present principal occupation or employment and citizenship of each of the directors and executive officers of HIC are set forth below. If no business address is given, the director’s or executive officer’s business address is 150 North Riverside Plaza, Chicago, Illinois 60606.

Directors

Name	Present Principal Occupation or Employment and Name and Principal Address of Corporation for Which Employment is Conducted	Citizenship
Thomas J. Pritzker	Executive Chairman of the Board, Hyatt Hotels Corporation and Executive Chairman, The Pritzker Organization, LLC	U.S.A.
Mark S. Hoplamazian	President, Chief Executive Officer and Director, Hyatt Hotels Corporation	U.S.A.
Joan L. Bottarini	Executive Vice President, Chief Financial Officer, Hyatt Hotels Corporation	U.S.A.

Executive Officers

Name	Present Principal Occupation or Employment and Name and Principal Address of Corporation for Which Employment is Conducted	Citizenship
Thomas J. Pritzker	Executive Chairman of the Board, Hyatt Hotels Corporation and Executive Chairman, The Pritzker Organization, LLC	U.S.A.
Mark S. Hoplamazian	President, Chief Executive Officer and Director, Hyatt Hotels Corporation	U.S.A.
Joan L. Bottarini	Executive Vice President, Chief Financial Officer, Hyatt Hotels Corporation	U.S.A.
Javier Aguila	Executive Vice President, Group President – EAME, Hyatt Hotels Corporation	Spain
Margaret C. Egan	Executive Vice President, General Counsel and Secretary, Hyatt Hotels Corporation	U.S.A.
Peter J. Sears	Executive Vice President, Group President – Americas, Hyatt Hotels Corporation	U.S.A.
David Udell	Executive Vice President, Group President – ASPAC, Hyatt Hotels Corporation	U.S.A.
Mark R. Vondrasek	Executive Vice President, Chief Commercial Officer, Hyatt Hotels Corporation	U.S.A.

Hyatt International Holdings Co.

The name, business address, title, present principal occupation or employment and citizenship of each of the directors and executive officers of HIHO are set forth below. If no business address is given, the director’s or executive officer’s business address is 150 North Riverside Plaza, Chicago, Illinois 60606.

Directors

Name	Present Principal Occupation or Employment and Name and Principal Address of Corporation for Which Employment is Conducted	Citizenship
Mark S. Hoplamazian	President, Chief Executive Officer and Director, Hyatt Hotels Corporation	U.S.A.
Devin Griffith	Senior Vice President, Hyatt Hotels Corporation	U.S.A.

Executive Officers

Name	Present Principal Occupation or Employment and Name and Principal Address of Corporation for Which Employment is Conducted	Citizenship
Mark S. Hoplamazian	President, Chief Executive Officer and Director, Hyatt Hotels Corporation	U.S.A.

HI Holdings Playa B.V.

The name, business address, title, present principal occupation or employment and citizenship of each of the managing directors of HI Holdings are set forth below. If no business address is given, the managing director’s business address is Herikerbergweg 238,1101 CM Amsterdam, the Netherlands.

Managing Directors

Name	Present Principal Occupation or Employment and Name and Principal Address of Corporation for Which Employment is Conducted	Citizenship
Peter J. Sears	Executive Vice President, Group President – Americas, Hyatt Hotels Corporation	U.S.A.
Monique Bourquin	Market Practice Manager, TMF Netherlands B.V.	Netherlands
Paulus Cornelis Gerhardus van Duuren	Team Manager, TMF Netherlands B.V.	Netherlands